CONFERENCE CALL PRESENTATION Second Quarter Ended December 31, 2023 (Unaudited Results) Exhibit 99.2

CAUTIONARY STATEMENTS Forward-Looking Statements Certain statements included herein contain “forward-looking statements” within the meaning of federal securities laws about the financial condition and results of operations of the Company that are based on management’s beliefs, assumptions, and expectations about our future economic performance, considering the information currently available to management. An example of such forward-looking statements include, among others, guidance pertaining to our financial outlook. The words “believe,” “may,” “could,” “will,” “should,” “would,” “anticipate,” “plan,” “estimate,” “project,” “expect,” “intend,” “seek,” “strive,” and words of similar import, or the negative of such words, identify or signal the presence of forward-looking statements. These statements are not statements of historical fact, and they involve risks and uncertainties that may cause our actual results, performance, or financial condition to differ materially from the expectations of future results, performance, or financial condition that we express or imply in any forward-looking statement. Factors that could contribute to such differences include, but are not limited to: the competitive nature of the textile industry and the impact of global competition; changes in the trade regulatory environment and governmental policies and legislation; the availability, sourcing and pricing of raw materials; general domestic and international economic and industry conditions in markets where the Company competes, including economic and political factors over which the Company has no control; changes in consumer spending, customer preferences, fashion trends, and end uses for products; the financial condition of the Company’s customers; the loss of a significant customer or brand partner; natural disasters, industrial accidents, power, or water shortages; extreme weather conditions and other disruptions at one of our facilities; the disruption of operations, global demand, or financial performance as a result of catastrophic or extraordinary events, including epidemics or pandemics such as the recent strain of coronavirus; the success of the Company’s strategic business initiatives; the volatility of financial and credit markets; the ability to service indebtedness and fund capital expenditures and strategic business initiatives; the availability of and access to credit on reasonable terms; changes in foreign currency exchange, interest, and inflation rates; fluctuations in production costs; the ability to protect intellectual property; the strength and reputation of our brands; employee relations; the ability to attract, retain, and motivate key employees; the impact of climate change or environmental, health, and safety regulations; and the impact of tax laws, the judicial or administrative interpretations of tax laws, and/or changes in such laws or interpretations. All such factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond our control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, except as may be required by federal securities laws. The above and other risks and uncertainties are described in the Company’s most recent Annual Report on Form 10-K, and additional risks or uncertainties may be described from time to time in other reports filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Non-GAAP Financial Measures Certain non-GAAP financial measures are designed to complement the financial information presented in accordance with GAAP. These non-GAAP financial measures include Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”), Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, Adjusted Working Capital, and Net Debt (collectively, the “non-GAAP financial measures”). The non-GAAP financial measures are not determined in accordance with GAAP and should not be considered a substitute for performance measures determined in accordance with GAAP. The calculations of the non-GAAP financial measures are subjective, based on management’s belief as to which items should be included or excluded in order to provide the most reasonable and comparable view of the underlying operating performance of the business. The Company may, from time to time, modify the amounts used to determine its non-GAAP financial measures. We believe that these non-GAAP financial measures better reflect the Company’s underlying operations and performance and that their use, as operating performance measures, provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and ages of related assets, among otherwise comparable companies. In evaluating non-GAAP financial measures, investors should be aware that, in the future, we may incur expenses similar to the adjustments included herein. Our presentation of non-GAAP financial measures should not be construed as indicating that our future results will be unaffected by unusual or non-recurring items. Each of our non-GAAP financial measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results or liquidity measures as reported under GAAP. Some of these limitations are (i) it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; (ii) it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations; (iii) it does not reflect changes in, or cash requirements for, our working capital needs; (iv) it does not reflect the cash requirements necessary to make payments on our debt; (v) it does not reflect our future requirements for capital expenditures or contractual commitments; (vi) it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and (vii) other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, these non-GAAP financial measures should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under our outstanding debt obligations. You should compensate for these limitations by relying primarily on our GAAP results and using these measures only as supplemental information.

Q2 FISCAL 2024 OVERVIEW (compared to Q2 Fiscal 2023) Revenue $136.9M vs. $136.2M Adjusted EPS(1) ($0.81) vs. ($1.21) Adjusted EBITDA(1) $(5.5M) vs. $(13.0M) REPREVE Fiber % of Sales 33% vs. 31% (1) Adjusted EPS and Adjusted EBITDA are non-GAAP measures described on Slide 2 and reconciled within the Earnings Release dated January 31, 2024. REPREVE Fiber represents UNIFI’s collection of fiber products on its recycled platform, with or without added technologies. Revenue stabilizing with expected calendar 2024 demand recovery Inventory destocking nearing end; expect normalization to start in CY2024 Momentum continues across new products, customer adoptions, and co-branding REPREVE® Fiber products comprised 33% ($45.7M) of net sales vs. 31% ($42.9M) Profitability Improvement Plan and leadership promotions support more robust operating profile in calendar 2024 Cost reset and headcount reductions expected to lower expenses by $10 million to $15 million annually Sales transformation initiatives focused on improving efficiencies and processes expected to bolster operating margins by at least $6 million annually Savings will be utilized to further strengthen the Company’s financial profile and invest in margin accretive growth opportunities as a % of Net Sales and Millions of $s REPREVE® FIBER SALES QUARTERLY NOTE ANNUAL REPREVE Fiber represents UNIFI’s collection of fiber products on its recycled platform, with or without added technologies. Fiscal Year FY 2022 FY 2023 FY 2024 $180 $186 $246 $293 $186 $71.9 $81.5 $71.9 $67.7 $49.2 $42.9 $49.6 $44.5 $42.5 $45.7

Year-Over-Year, $s in Millions NET SALES OVERVIEW CONSOLIDATED Volume 13.1% Price/Mix (13.6%) FX1 1.0% ↑0.5% AMERICAS BRAZIL ASIA Volume 8.8% Price/Mix (14.5%) FX1 0.2% ↓5.5% ↑1.5% Volume 14.7% Price/Mix (19.2%) FX1 6.0% ↑19.9% Volume 19.0% Price/Mix 2.4% FX1 (1.5%) 5 1 Approximates the impact of foreign currency translation. Note: Q2 FY23 ended on January 1, 2023; Q2 FY24 ended on December 31, 2023; and each contained 13 weeks.

Year-Over-Year, $s in Millions GROSS PROFIT OVERVIEW CONSOLIDATED AMERICAS BRAZIL ASIA Gross Profit $ Gross Margin % 6 Q2 FY23 Q2 FY24 Q2 FY23 Q2 FY24 Q2 FY23 Q2 FY24 Q2 FY23 Q2 FY24 Note: Q2 FY23 ended on January 1, 2023; Q2 FY24 ended on December 31, 2023; and each contained 13 weeks.

Quarter-Over-Quarter, $s in Millions NET SALES OVERVIEW CONSOLIDATED Volume (0.4%) Price/Mix (0.8%) FX1 (0.2%) ↓1.4% AMERICAS BRAZIL ASIA Volume 3.2% Price/Mix (4.5%) FX1 0.0% ↓1.3% ↓12.9% Volume (11.8%) Price/Mix 0.2% FX1 (1.3%) ↑10.8% Volume 6.4% Price/Mix 4.0% FX1 0.4% 7 1 Approximates the impact of foreign currency translation. Note: Q1 FY24 ended on October 1, 2023; Q2 FY24 ended on December 31, 2023; and each contained 13 weeks.

Quarter-Over-Quarter, $s in Millions GROSS PROFIT OVERVIEW CONSOLIDATED AMERICAS BRAZIL ASIA Gross Profit $ Gross Margin % 8 Q1 FY24 Q2 FY24 Q1 FY24 Q2 FY24 Q1 FY24 Q2 FY24 Q1 FY24 Q2 FY24 Note: Q1 FY24 ended on October 1, 2023; Q2 FY24 ended on December 31, 2023; and each contained 13 weeks.

$s in Millions BALANCE SHEET & LIQUIDITY NET DEBT (1) FREE CASH FLOW $0 CAPEX WORKING CAPITAL Highlights Reset capital expenditures levels to align with economic circumstances for improved free cash flow Additional twelve-month delay of EvoCooler texturing equipment Implemented cost control and working capital measures to improve underlying cash flow (1) Net Debt is a non-GAAP measure described on Slide 2 and reconciled within the Earnings Release dated January 31, 2024.

FISCAL 2024 SECOND HALF PRIORITIES Matching production levels to meet expected rebound of demand in the U.S. and continued capture of market share Scrutinizing working capital expenditures to reduce interest expense and improve cash flows Leveraging the realignment of resources and key talent across the organization to drive growth and innovation Transforming the pricing and execution components of the sales process to streamline operational efficiencies and drive margin improvement Pursuing new yarn sales opportunities beyond traditional performance apparel markets Increasing customer engagement in all business segments to increase global market share 10 Prepared to Pivot to Growth

$s in Millions Q3 FISCAL 2024 FINANCIAL OUTLOOK Key Financial Metrics Q2 FY24 Results Q3 FY24 Outlook Net Sales $136.9 $149.0 to $154.0 Adjusted EBITDA(1) ($5.5) ($2.0) to $1.0 Capital Expenditures $3.0 $4.0 to $5.0 Remain Focused on Long-Term Growth For The Good of Tomorrow Effective Tax Rate -2.0% Continued Volatility (1) Adjusted EBITDA is a non-GAAP measure described on Slide 2 and reconciled within the Earnings Release dated January 31, 2024.